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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 1, 2005
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              1-14770                                  43-1813160
     (Commission File Number)               (IRS Employer Identification No.)

                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 1, 2005, Steven J. Douglass and the Company executed a Mutual Waiver and Release (the "Mutual Release"). In consideration of the payments to be made to Mr. Douglass (set forth in Paragraph 5(e) of his employment agreement executed on October 1, 2003, as amended) upon termination of his employment, Mr. Douglass released all claims related to or arising out of his employment relationship and the termination of his employment relationship with the Company, subject to the limitations and exclusions as more specifically set forth in the Mutual Release. In addition, the Company in exchange for the release provided by Mr. Douglass and other good and valuable consideration released any claims it may have against Mr. Douglass related to his employment relationship with the Company or the termination of his relationship with the Company, subject to the limitations and exclusions as more specifically set forth in the Mutual Release.

The foregoing description of the Mutual Release does not purport to be complete and is qualified in its entirety by reference to the Mutual Release, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

ITEM 7.01  REGULATION FD DISCLOSURE.

        On August 4, 2005, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing its sales for the fiscal month of July, which ended July 30, 2005. The full text of the press release and the transcript of the monthly sales message are attached hereto as Exhibits 99.1 and 99.2 respectively, and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

EXHIBIT #   DESCRIPTION
---------   --------------------------------------------------------------------
10.1        Mutual Waiver and Release executed August 1, 2005 between Steven J.
            Douglass and the Company

99.1        Press Release dated August 4, 2005

99.2        Transcript of July monthly sales message

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PAYLESS SHOESOURCE, INC.


Date: August 4, 2005                                By: /s/ Ullrich E. Porzig
                                                        ------------------------
                                                        Ullrich E. Porzig
                                                        Senior Vice President
                                                        Chief Financial Officer
                                                        and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT #   DESCRIPTION
---------   --------------------------------------------------------------------
10.1        Mutual Waiver and Release executed August 1, 2005 between Steven J.
            Douglass and the Company

99.1        Press Release dated August 4, 2005

99.2        Transcript of July monthly sales message